Exhibit 99.1

For information contact:

J.J. Pellegrino

Chief Financial Officer

LeMaitre Vascular Inc.

781.221.2266 x106

jpellegrino@lemaitre.com

LeMaitre Vascular Q1 2011 Record Sales of $14.6mm, Up 6%

BURLINGTON, MA, April 28, 2011 — LeMaitre Vascular, Inc. (NASDAQ: LMAT), a provider of peripheral vascular devices and implants, today announced Q1 2011 financial results. The Company announced record quarterly sales of $14.6mm and an adjusted operating profit of $1.4 million. Separately, the Company announced a dividend of $0.02 per share. The Company also gave Q2 2011 and full-year 2011 guidance.

Q1 2011 sales increased 6% (+4% organic) versus Q1 2010. Sales in the Americas grew 12%, while international sales decreased 3%. By product category, Vascular grew 13% while Endovascular decreased 12% as the Company de-emphasized its TAArget/Unifit stent grafts. Excluding TAArget/Unifit, Q1 2011 sales growth was 9%. Vascular accounted for 74% of revenues in Q1 2011 while the Americas accounted for 62%.

The Company reported a gross margin of 69.5% in Q1 2011, versus 74.7% in Q1 2010. The decrease was largely due to costs related to the relocation of the Company’s polyester graft manufacturing from Italy to Burlington.

Excluding restructuring, impairment and start-up costs related to the transition of manufacturing from Italy to Burlington, Q1 2011 operating income was $1.4mm. Reported Q1 2011 operating loss was $30,000, versus an operating profit of $1.3mm in the year earlier period. The Q1 2011 reported results were reduced by $1.0mm of largely non-cash charges related to the closure of the Italian factory, and $0.4mm of manufacturing start-up costs. Net income in Q1 2011 was $64,000, or $0.00 per diluted share, versus $1.0mm, or $0.06 per diluted share, in Q1 2010.

George W. LeMaitre, Chairman and CEO said, “In Q1 normalized operating income grew to $1.4mm due to the 6% sales increase and tight expense control. We are proceeding with several initiatives to 1) focus on our faster growing vascular business, 2) consolidate our Italian manufacturing facility, and 3) establish a direct presence in Spain and Denmark. We will largely complete these initiatives in Q2. Associated charges should then begin to recede, resulting in a more profitable entity in the back half of the year.”

Q1 2011 operating expenses were $10.2mm. Excluding special charges, operating expenses in Q1 2011 were $9.1mm, nearly flat with the prior year period due to reduced R&D costs as well as general belt-tightening. As of March 31, 2011 the Company had 232 employees, down from 255 at year-end 2010.

Cash and marketable securities as of March 31, 2011 was $19.1mm, down from $22.6mm at December 31, 2010. The decline was mainly due to the payment of 2010 annual bonuses and commissions, the build out of our new Burlington facility, payments related to the Italian closure, and share repurchases.

Sales and marketing expenses increased 2% in Q1 2011 to $5.0mm. The Company ended Q1 2011 with 66 sales representatives, up from 61 at the end of Q1 2010.

General and administrative expenses increased 9% in Q1 2011 to $2.8mm. Increases were largely due to additional European country managers, as well as amortization of the intangible assets acquired in our Lifespan acquisition.

R&D expenses decreased 17% to $1.3mm in Q1 2011, a result of decreased product development and decreased regulatory and clinical affairs costs. In Q1 2011, the Company submitted regulatory approvals for its redesigned UnBalloon in the U.S and Europe.

Quarterly Dividend

The Company’s Board of Directors approved the payment of a quarterly cash dividend on the Company’s common stock of $0.02 per share, with payment to be made on June 6, 2011 to shareholders of record at the close of business on May 20, 2011. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of the Company’s Board of Directors.

Business Outlook

The Company expects Q2 2011 sales of $15.5mm (+9% versus 2010), and reported operating income of $1.1mm. This guidance implies a 7% reported operating margin for Q2 2011. Q2 2011 operating income guidance is after an estimated $0.7mm in charges largely related to the distributor buyouts in Spain and Denmark.

The Company maintained its full-year 2011 sales guidance of $62.0mm (+11% versus 2010), and reported operating income guidance of $6.0mm. This guidance implies a 10% reported operating margin for 2011. Full-year operating income guidance is after charges associated with the various restructuring initiatives.

Except as otherwise stated, all guidance amounts exclude the effects of future acquisitions, foreign exchange rate changes, distributor terminations and factory consolidations.

Conference Call Reminder

Management will conduct a conference call at 5:00 p.m. EST today to review the Company’s financial results and discuss its business outlook for the remainder of the year. The conference call will be broadcast live over the Internet. Individuals who are interested in listening to the webcast should log on to the Company’s website at www.lemaitre.com/investor. The conference call may also be accessed by dialing 866-783-2146 (+1-857-350-1605 for international callers), using passcode 55901779. For individuals unable to join the live conference call, a replay will be available on the Company’s website.

About LeMaitre Vascular

LeMaitre Vascular is a provider of devices for the treatment of peripheral vascular disease, a condition that affects more than 20 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

Well-known to vascular surgeons, the Company’s diversified product portfolio consists of brand name devices used in arteries and veins outside of the heart, including the Expandable LeMaitre Valvulotome and the Pruitt F3 Carotid Shunt.

LeMaitre and the LeMaitre Vascular logo are registered trademarks of LeMaitre Vascular, Inc. This press release contains other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre Vascular management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non- recurring or infrequently-occurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported a non-GAAP financial measure, adjusted operating income, which excludes certain expenses related to the closure of its Italian manufacturing facility and relocation of the associated manufacturing operations to its Burlington, Massachusetts headquarters. During Q1 2011, the Company incurred $0.4mm of costs related to the start-up of the associated manufacturing in Burlington, Massachusetts, all of which was charged to cost of sales, $0.7mm in non-cash write-offs due to the abandonment of the Italian building lease and $0.3mm of equipment transfer costs, all of which was charged to restructuring, and $0.1 million of unrelated impairment of intangible assets. The Company did not incur any such charges in Q1 2010.

Also, this press release includes sales growth excluding specific product lines, which the Company refers to as sales growth excluding TAArget/Unifit. The Company continues to de-emphasize its TAArget/Unfit stent grafts, which declined by $0.4 mm in the three months ended March 31, 2011 as compared to the comparable period in the prior year.

In addition, this press release includes sales growth after adjusting for foreign exchange, business development transactions, and other events. The Company refers to this as “organic” sales growth. The Company analyzes net sales on a constant currency basis net of acquisitions and other non-recurring events to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, product discontinuations, and other strategic transactions are episodic in nature and highly variable in sales impact, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to both management and the Company’s investors. During Q2 2010, the Company divested the OptiLock Implantable Port and discontinued sales of the aSpire Stent, and in Q4 2010, the Company acquired its LifeSpan Vascular Graft business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Specifically, statements regarding the Company’s financial and operational guidance, its plans to transition polyester graft manufacturing from Brindisi, Italy to Burlington, Massachusetts, and its plans to begin direct sales in Spain and Denmark, are forward-looking, involving risks and uncertainties. The Company’s current quarterly financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results predicted. These risks and uncertainties include, but are not limited to, the risk that the Company is not successful in transitioning to a direct selling model in Spain and Denmark; the risk that the Company experiences production delays or quality difficulties in the consolidation of its manufacturing operations; the risk that the Company does not generate sufficient operating scale to maintain or increase profitability; risks related to product demand and market acceptance of the Company’s products; the possibility that the Company’s new products may fail to provide the desired safety and efficacy or may not be accepted by the market for other reasons; the significant competition the Company faces from other companies, technologies, and alternative medical procedures; the risk that the Company may fail to expand its product offerings through internal development or acquisition; the general uncertainty related to seeking regulatory approvals for the Company’s products; and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, all of which are available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

Financial Statements

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

CONDENSED CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	March 31, 2011	December 31, 2010
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$19,103	$22,614
Accounts receivable, net	9,371	8,475
Inventories	9,118	8,375
Other current assets	3,478	3,447

Total current assets	41,070	42,911

Property and equipment, net	4,115	3,806
Goodwill	11,917	11,917
Other intangibles, net	3,458	3,686
Deferred tax assets	144	134
Other assets	348	820

Total assets	$61,052	$63,274

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$1,726	$1,320
Accrued expenses	6,223	8,628
Acquisition-related obligations	268	441

Total current liabilities	8,217	10,389

Deferred tax liabilities	443	443
Other long-term liabilities	82	86

Total liabilities	8,742	10,918

Stockholders’ equity
Common stock	161	161
Additional paid-in capital	64,921	64,642
Accumulated deficit	(8,829)	(8,583)
Accumulated other comprehensive loss	(132)	(429)
Less: treasury stock	(3,811)	(3,435)

Total stockholders’ equity	52,310	52,356

Total liabilities and stockholders’ equity	$61,052	$63,274

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended
	March 31, 2011	March 31, 2010

Net sales	$14,598	$13,815
Cost of sales	4,447	3,497

Gross profit	10,151	10,318

Operating expenses:
Sales and marketing	4,973	4,894
General and administrative	2,848	2,614
Research and development	1,272	1,540
Restructuring charges	1,005	—
Impairment charge	83	—

Total operating expenses	10,181	9,048

Income (loss) from operations	(30)	1,270

Other income:
Interest income, net	1	3
Other income, net	147	26

Total other income, net	148	29

Income before income taxes	118	1,299

Provision for income taxes	54	278

Net income	$64	$1,021

Net income per share of common stock:
Basic	$—	$0.07

Diluted	$—	$0.06

Weighted average shares outstanding:
Basic	15,465	15,679

Diluted	16,038	16,036

Cash dividends declared per common share	$0.02	$—

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

SELECTED NET SALES INFORMATION

(amounts in thousands)

(unaudited)

	For the three months ended
	March 31, 2011		March 31, 2010
	$	%	$	%

Net Sales by Product Category:
Vascular	$10,760	74%	$9,557	69%
Endovascular	2,901	20%	3,292	24%
Other	937	6%	966	7%

Total Net Sales	$14,598	100%	$13,815	100%

Net Sales by Geography
Americas	$9,002	62%	$8,048	58%
International	5,596	38%	5,767	42%

Total Net Sales	$14,598	100%	$13,815	100%

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

IMPACT OF FOREIGN CURRENCY AND BUSINESS ACTIVITIES

(amounts in thousands)

(unaudited)

	2011	2010				2009
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Total net sales	14,598	14,431	13,656	14,158	13,815	13,584	13,346	12,630	11,348
Impact of currency exchange rate fluctuations (1)	10	(420)	(418)	(336)	314	613	(215)	(699)	(622)
Net impact of acquisitions, distributed sales and discontinued products, excluding currency exchange rate fluctuations (2)	283	56	(105)	(65)	95	397	333	234	101

(1)	Represents the impact of the change in foreign exchange rates compared to the corresponding quarter of the prior year based on the weighted average exchange rate for each quarter.
(2)	Represents the impact of sales of products of acquired businesses and distributed sales of other manufacturers’ products, net of sales related to discontinued and divested products, based on 12 months’ sales following the date of the event or transaction, for the current period only.

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ending March 31, 2011
Net sales as reported	$14,598
Impact of currency exchange rate fluctuations	(10)
Net impact of acquisitions, distributed sales and discontinued products, excluding currency	(283)

Adjusted net sales		$14,305

For the three months ending March 31, 2010
Net Sales as reported		$13,815

Adjusted net sales increase for the three months ending March 31, 2011		$490	4%

	For the three months ended
	March 31, 2011	March 31, 2010	Net Increase $	Net Increase %
Reconciliation between GAAP and Non-GAAP sales excluding TAArget / Unifit:
Net sales as reported	$14,598	$13,815
Less TAArget / Unifit net sales	(385)	(789)

Adjusted net sales	$14,213	$13,026	$1,187	9%

	For the three months ended
	March 31, 2011	March 31, 2010
Reconciliation between GAAP and Non-GAAP operating expenses:
Operating expenses as reported	$10,181	$9,048
Restructuring charges	(1,005)	—
Impairment	(83)	—

Adjusted operating expenses	$9,093	$9,048

	For the three months ended
	March 31, 2011	March 31, 2010
Reconciliation between GAAP and Non-GAAP income (loss) from operations:
Income (loss) from operations as reported	$(30)	$1,270
Costs associated with manufacturing transfer	352	—
Restructuring charges	1,005	—
Impairment	83	—

Adjusted income from operations	$1,410	$1,270